                                                                    EXHIBIT 99.1

                               SIGNATURES

                                          BECKER DRAPKIN MANAGEMENT, L.P.

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012

                                          BECKER DRAPKIN PARTNERS (QP), L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 ------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012

                                          BECKER DRAPKIN PARTNERS, L.P.

                                          By:    Becker Drapkin Management, L.P.
                                          Its:   General Partner

                                          By:    BC Advisors, LLC
                                          Its:   General Partner

                                          By:    /s/ Ashley Sekimoto
                                                 ------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012

                                          BC ADVISORS, LLC

                                          By:    /s/ Ashley Sekimoto
                                                 -------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012

                                          STEVEN R. BECKER

                                          /s/ Ashley Sekimoto
                                          --------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012

                                          MATTHEW A. DRAPKIN

                                          /s/ Ashley Sekimoto
                                          --------------------------------
                                          Name:  Ashley Sekimoto
                                          Title: Attorney-in-Fact
                                          Date:  May 17, 2012